UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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REGENXBIO Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Stockholder Meeting to Be Held on May 29, 2020.  Meeting Information  REGENXBIO INC.  Meeting Type: Annual Meeting  For holders as of: March 30, 2020  Date: May 29, 2020 Time: 9:00 a.m. Eastern Time  Location:  Offices of REGENXBIO Inc.  9714 Medical Center Drive  Rockville, Maryland 20850   You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  REGENXBIO INC.  9600 BLACKWELL ROAD, SUITE 210  ROCKVILLE, MD 20850  E96136-P36327  See the reverse side of this notice to obtain  proxy materials and voting instructions.

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to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow XXXX XXXX XXXX XXXX   (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 15, 2020 to facilitate timely delivery.  How To Vote  E96137-P36327  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the  possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any  special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.   Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.     Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following:  1. Election of Three Class II Directors   Nominees:   01) Donald J. Hayden, Jr.   02) A.N. "Jerry" Karabelas, Ph.D.   03) Daniel Tassé  The Board of Directors recommends you vote FOR Items 2 and 3:  2. To ratify the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the independent registered  public accounting firm of the Company for the year ending December 31, 2020.  3. Advisory vote on the compensation paid to the Company's named executive officers.  NOTE: Other business may be considered as may properly come before the meeting or any adjournment or postponement thereof

E96139-P36327